COMPANY PRESENTATION APRIL 2017 Exhibit 99.1

# Targeted Approach

## Focus + Strategy


5950 Sherry Lane

### Seven Target Growth Markets

- High-quality, Class A office properties
- High-growth, demand-driven markets
- Amenity-rich, high-density submarkets – TIER1 submarkets
- Emphasis on LIVE.WORK.PLAY environments

## Experience + Innovation


Domain 8 (Rendering)

### Value Creation

- Proven track record in publicly-traded real estate companies
- Successful history of investing & creating value in target markets
- Ability to complete complex transactions
- Demonstrated path toward long-term value creation

## Service + Sustainability


One BriarLake Plaza

### TIER ONE Property Services

- Unparalleled customer service & operational excellence
- Operating & developing to highest sustainability standards
- A leader in BOMA 360 designations
- Significant LEED & Energy Star certifications

TIER REIT

3

WHY TIER? Focused investment strategy High-quality portfolio Significant value creation opportunities Experienced management team Proven execution capabilities Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver 4

5 Domain 7, Austin, TX PART ONE FOCUSED STRATEGY Delivered 2015

6 Transformation Experienced public company management team executing on long-term focused strategy Reduced portfolio from 36 to 10 markets ~$1.5 billion in non-target sales since December 2014 Reallocating capital into target growth markets 2010 Today

# Seven Target Growth Markets

**TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth**



Denver
CBD / LoDo
Platte River
Cherry Creek
Nashville
CBD
West End
The Gulch
Charlotte
Uptown
SouthPark
Austin
CBD
The Domain
Southwest
Atlanta
Midtown
Buckhead
Houston
The Galleria
Katy Freeway West
Westchase
Dallas
Preston Center
Plano Legacy
Uptown
Target growth market
Current market location

TIER REIT

7

8 Strategic Plan Positioning for growth & long-term value creation for stockholders Recycling Growing  Strengthening

9 2016 Results • Sold $305mm during 2016 • Exited Chicago and St. Paul • Transitioned credit facility to unsecured • Repaid (without penalty) ~$295mm of debt • Completed spend of deferred capital • Achieved full dividend coverage during 2016 • 90.7% occupancy at 12.31.16 • Renewed 138K SF of Houston 2017 expirations Results Objective     Strengthening $300mm in Non-target Dispositions Strengthen Balance Sheet Maintain Occupancy Manage Capital Expenditures Deliver Outsized Stockholder Return • 23.6% total stockholder return for 2016 

10 Capital Recycling High-quality assets offer the potential for incremental capital recycling warehouse Recycling 500 East Pratt Woodcrest Three Parkway Buena Vista Eisenhower Target Growth Market Acquisitions LIVE.WORK.PLAY SOLD JANUARY 2017 Louisville Portfolio Domain 7 Domain 2 SOLD MARCH 2017 SOLD MARCH 2017  

11 PART TWO CREATING VALUE Bank of America Plaza, Charlotte, NC Redevelopment to deliver 2017

12 Experienced Management Team Significant real estate & public company experience spanning 30+ years Heath Johnson Managing Director - Asset Management Scott McLaughlin Senior Vice President – Investor Relations Bill Reister Chief Investment Officer Dallas Lucas Chief Financial Officer Scott Fordham Chief Executive Officer President & Director

# Value Creation Results

## Acquisitions


Domain 2

Successful track record of acquisitions

### The Domain – *Austin, TX*
- Original acquisition in 3Q'15
- Consolidated ownership of Domain 2 & Domain 7 in 1Q'17
- LIVE.WORK.PLAY community

### 5950 Sherry Lane – *Dallas, TX*
- Acquired in unique, off-market swap transaction in 4Q'14

## Development


Domain 8 Under Construction

Proven ability to develop premier office space in TIER1 submarkets

### Domain 8 – *Austin, TX*
- 95% pre-leased
- Expected delivery 1Q'17
- Estimated 9%+ development yield

### Two BriarLake Plaza – *Houston, TX*
- Class A office tower delivered in 4Q'14
- Located in prestigious Westchase
- Commands highest rents in submarket

## Asset Management


The Terrace

Seasoned team with experience, market knowledge, and relationships

### The Terrace – *Austin, TX*
- Rebuilt occupancy from 65% to 90%+ within 24 months after tenant relocation

### Loop Central – *Houston, TX*
- Restored occupancy from 74% to 90%+ within 12 months after tenant M&A

### Burnett Plaza – *Fort Worth, TX*
- Re-leased 116K SF prior to tenant's known vacancy

TIER REIT

13

# Future Value Creation: *Leasing*

## Mark-to-Market Rents


Bank of America Plaza

In-place rents 15-35% below market for tenants expiring through 2019 (~700K SF)

Bank of America PLAZA

4

*The Terrace*

## Stabilize Occupancy at 93%


BriarLake Plaza

Opportunity to lease up to 165K SF of vacant space

BRIARLAKE PLAZA

Burnett Plaza

*5950 Sherry Lane*

Potential incremental value creation: $115mm to $140mm[1,2]

[1] Mark-to-market potential incremental value calculated using incremental estimated NOI from re-leasing SF expiring through 2019 at Bank of America Plaza, The Terrace, and Domain 4 at current market rates (less estimated $2/SF for Bank of America rate attributed to redevelopment) and a 6-7% NOI capitalization rate less $40/SF estimated leasing capital

[2] Stabilized occupancy potential incremental value calculated using estimated NOI generated from increasing occupancy of Two BriarLake Plaza, 5950 Sherry Lane, and Burnett Plaza at 90% NOI margins of current market rates and a 6-7% NOI capitalization rate less $40/SF estimated leasing capital

TIER REIT

14

15 Future Value Creation: Redevelopment Re-energizing the intersection of Trade & Tryon - the “Main & Main” of Charlotte’s CBD Potential incremental value creation: $7mm to $12mm1 1 Redevelopment potential incremental value calculated using estimated NOI from new ~25K SF of retail space less prior rate and $2/SF estimated value for remainder of building and a 6.0%-7.0% capitalization rate less estimated redevelopment costs • $25mm redevelopment scheduled to deliver in 2017 • Featuring new entrance, lobby, and ~25K SF of new retail space including signature dining & entertainment • Executed leases on over 50% of new retail space • Net occupancy up over 200 bps & rental rates up over 10% since redevelopment announced Charlotte Bank of America Plaza Rendering Rendering

# Future Value Creation: *Development*

## Austin



Third + Shoal (Rendering)

### Austin CBD *(pre-development)*

- ~345K net rentable SF
- ~$440/SF development cost
- ~8.5%+ est. development yield

## Dallas



Legacy District (Rendering)

### Legacy District *(pre-development)*

- ~570K net rentable SF in two phases
- ~$340/SF development cost
- ~8.5%+ est. development yield

Potential incremental value creation: $230mm to $315mm[1]

## Austin



Domain 11 & 12 (Rendering)

### Domain 11 & 12 *(pre-development)*

- ~640K net rentable SF
- ~$335/SF development cost
- ~8.5%+ est. development yield

### Domain 9 & 10 and Block G *(future)*

- ~660K net rentable SF of additional future office space

TIER REIT

[1] Development potential incremental value calculated using stabilized NOI from above developments and a 6.0%-6.5% capitalization rate less estimated development costs

16

17 Southwest CBD Austin Update The Domain The Terrace Third + Shoal (Rendering) The Domain (Rendering) Third + Shoal – Austin, TX • Located in the heart of the “New Downtown” district of the CBD • Class A office project with best-in- class features, including a 4K SF roof terrace and eleven outdoor balconies • Fully entitled with very limited competitive development pipeline The Domain – Austin, TX • Unparalleled value creation potential through control of highly attractive, fully-leased micro-market • Controlled position provides pricing power and flexibility to accommodate growth from both future and existing tenants • Opportunity for strong cash flow growth through both development and significant mark-to-market potential The Terrace – Austin, TX • Commands highest rental rates in prestigious Southwest Austin submarket • High barriers to new development in this environmentally sensitive area • Opportunity for strong cash flow growth through significant mark- to-market potential

18 Houston Update Galleria Loop Central BriarLake Plaza Westchase Eldridge Place Katy Freeway West Eldridge Place – Houston, TX • Excluding known move-outs, ~5% of leases expire through 2018 • Attractive rents relative to recent deliveries • 38% of Houston NOI in 4Q’16 BriarLake Plaza – Houston, TX • ~7% of leases expire through 2018 • Highest rents in Westchase • 47% of Houston NOI in 4Q’16 Loop Central – Houston, TX • ~6% of leases expire through 2018 • Moderate price point driving current tenant demand • 15% of Houston NOI in 4Q’16 Known move-outs Lease Expirations (SF in 000s) 0 100 200 300 400 500 600 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 + 0 100 200 300 400 500 600 0 100 200 300 400 500 600 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 + Other expirations

19 Commitment to Stockholders • Upon completion of recycling phase, substantially all net operating income will be derived from TIER’s seven high-growth target markets Preserving optionality to enhance equity value through public or private execution • Near-term goals for achieving share price parity with peer companies: − Complete disposition of few remaining properties located outside target markets − Allocate disposition proceeds prudently into strategic investments − Execute on significant value creation opportunities − Achieve full and sustainable dividend coverage − Capitalize on future Houston office market recovery to drive occupancy gains and monetize select holdings • The TIER REIT management team and board of directors are 100% committed to optimizing value of TIER’s common stock through execution of its strategic plan or pursuing other strategic alternatives, including public or private transactions

20 PART THREE BALANCE SHEET BriarLake Plaza, Houston, TX Phase II delivered 2014

# Capital Structure Snapshot

## Capital structure as of 12.31.16 ($mm)[1]



40%
Total estimated enterprise value: $1,767
60%

| | | |
|---|---|---|
| Mortgage debt | $ | 186 |
| Unsecured term loan | | 575 |
| Unsecured revolver | | - |
| Cash | | (55) |
| **Total net debt** | **$** | **706** |
| Estimated equity value[2] | | 1,061 |
| **Total est. enterprise value** | **$** | **1,767** |

| Credit statistics | 12.31.16 | Long-Term Targets |
|---|---|---|
| Net debt / annualized adj.EBITDA[1,3] | 7.3x | <6.5x |
| Net debt / total est. enterprise value[1,2] | 40% | <40% |
| Mortgage debt / total est. enterprise value[1,2] | 11% | <20% |
| Fixed charge coverage[1,3] | 2.8x | >3.0x |
| Unencumbered NOI / total NOI[3] | 80% | >65% |

[1] Represents portfolio and capital structure as of 12.31.16 pro forma for the completed acquisition of the remaining interest in Domain 2 and Domain 7 on 1.4.17; the sales of Wanamaker and Buena Vista completed on 1.17.17 and 1.18.17, respectively; the completed repayment of the loan secured by 500 East Pratt on 2.1.17; the completed sale of Three Parkway and repayment of the mezzanine loan at One Briarlake on 3.1.17; the completed sale of Eisenhower on 3.13.17; the pending disposition of Fifth Third Center; and net of estimated working capital adjustments

[2] Estimated equity value is based on diluted shares outstanding multiplied by consensus NAV of $22.16 per share

[3] EBITDA and NOI reflect annualized adjusted 4Q'16 EBITDA and NOI pro forma for the completed acquisition of the remaining interest in Domain 2 and Domain 7 on 1.4.17; the sales of Wanamaker and Buena Vista completed on 1.17.17 and 1.18.17, respectively; the completed repayment of the loan secured by 500 East Pratt on 2.1.17; the completed sale of Three Parkway and repayment of the mezzanine loan at One Briarlake on 3.1.17; the completed sale of Eisenhower on 3.13.17; and the pending disposition of Fifth Third Center

TIER REIT
21

22 Burnett Plaza, Fort Worth, TX PART FOUR INVESTMENT RATIONALE International TOBY 2014

INVESTMENT RATIONALE Focused investment strategy High-quality portfolio Significant value creation opportunities Experienced management team Proven execution capabilities Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver 23

24 APPENDIX MARKET FUNDAMENTALS 5950 Sherry Lane, Dallas, TX Acquired 2014

25 Top-tier market with a highly educated workforce combined with pro-business government policy • 8.9% Class A vacancy, down from 10.5% in prior year • Y/Y: 3.3% Class A rent growth / 1.2mm SF net absorption • 4Q’16: 2.6% Class A rent compression / 0.3mm SF net absorption • 2.5mm SF under construction, ~78% preleased • 3.2% avg. annual rent growth projected through 2020 Austin 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’16 The Domain The Terrace Third + Shoal The Terrace Third+Shoal (Rendering) Domain 7 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q4 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Austin Office-Using Employment National Office-Using Employment Growth Austin Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1

26 Dallas’ diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists • 16.3% Class A vacancy • Y/Y: 3.0% Class A rent growth / 2.7mm SF net absorption • 4Q’16: Flat Class A rent growth / 0.6mm SF net absorption • 9.6mm SF under construction, ~69% preleased • 2.8% avg. annual rent growth projected through 2020 Dallas-Fort Worth Burnett Plaza 5950 Sherry Lane Legacy (Rendering) 5950 Sherry Lane Burnett Plaza Legacy District Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q4 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Dallas - Fort Worth Office-Using Employment National Office-Using Employment Growth Dallas - Fort Worth Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’16 Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1

27 Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q4 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Houston Office-Using Employment National Office-Using Employment Growth Houston Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) Houston Energy-related headwinds have shown signs of tapering, though office demand will take time to return to normal • 21.1% Class A vacancy, up from 14.8% in prior year • Y/Y: 3.2% Class A rent compression / 0.9mm SF net absorption • 4Q’16: 2.3% Class A rent compression / 0.0mm SF net absorption • Sublease inventory of ~11.9mm SF as of 4Q’16 • 2.9mm SF under construction, ~51% preleased BriarLake Plaza Loop Central Eldridge Place BriarLake Plaza Loop Central Eldridge Place 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’16; Houston Class A vacancy per JLL Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1

28 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub • 7.3% Class A vacancy, steady from prior year • Y/Y: 6.3% Class A rent growth / 0.6mm SF net absorption • 4Q’16: 0.6% Class A rent compression / 0.1mm SF net absorption • 1.2mm SF under construction, ~44% preleased • 3.0% avg. annual rent growth projected through 2020 Charlotte Bank of America Plaza Bank of America Plaza Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q4 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Charlotte Office-Using Employment National Office-Using Employment Growth Charlotte Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’16 Office-Using Employment & Population Growth1 Portfolio Snapshot Market Commentary1

29 Nashville Office-Using Employment & Population Growth1 Nashville's economic diversity, mix of private and public industry, and low costs of business fuel office demand • 5.3% Class A vacancy, up from 4.3% in prior year • Y/Y: 6.7% Class A rent growth / 1.4mm SF net absorption • 4Q’16: 0.7% Class A rent compression / 0.9mm SF net absorption • 1.8mm SF under construction, ~62% preleased • 3.3% avg. annual rent growth projected through 2020 Plaza at MetroCenter Plaza at MetroCenter Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 16Q4 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Nashville Office-Using Employment National Office-Using Employment Growth Nashville Working Age Population Growth National Working Age Population Growth Employment & Population Growth (Y/Y) 1 Based on Moody’s Analytics, Bureau of Labor Statistics and CoStar Portfolio Strategy as of 4Q’16 Portfolio Snapshot Market Commentary1

30 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “will”, “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “opportunities,” “objectives,” “strategies,” “goals,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward- looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) our ability to strategically acquire or dispose of assets on favorable terms or at all; (vii) our level of debt and the terms and limitations imposed on us by our debt agreements; (viii) our ability to retain our executive officers and other key personnel; (ix) unfavorable changes in laws or regulations impacting our business or our assets; and (x) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

5950 Sherry Lane, Suite 700 Dallas, Texas 75225 www.tierreit.com 972.483.2400 ir@tierreit.com